UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): December 16, 2024 (December 16, 2024)

GREENWAY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

texas	000-55030	90-0893594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 North Cooper Street, Suite 205

Arlington, Texas 76011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 561-809-4644

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common	GWTI	OTC

Item 1.01	Non-Binding Letter of Intent.

On December 16, 2024, Greenway Technologies, Inc (“Greenway”) issued a press release announcing that it has entered into a non-binding Letter of Intent (“LOI”) with GME Hydro, LP (“GME”). Under the LOI, GME would purchase two patented GWTI H-Reformer ™ units (“H-Reformers™”). The H-Reformers would be used to convert natural gas to hydrogen for use in electrical generation, In conjunction with the execution of the LOI, GME committed to make an investment in Greenway via the purchase of restricted stock.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated December 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Greenway Technologies, Inc.

By	/s/ Ransom B. Jones
Ransom B. Jones
Chief Financial Officer

Date: December 16, 2024